Exhibit 99.1

Media and Investor Contacts

Edelman for Centric Brands

Arielle Patrick

Arielle.Patrick@edelman.com

Hunter Stenback

Hunter.Stenback@edelman.com

Centric Brands Discloses Nasdaq Notice

NEW YORK – May 22, 2020 – Centric Brands Inc. (the “Company”) (NASDAQ: CTRC), a leading lifestyle brands collective, announced today that on May 18, 2020,  it received notification from The Nasdaq Stock Market LLC (“Nasdaq”), that due to the Company’s voluntary filing under Chapter 11 of the U.S. Bankruptcy Code on May 18, 2020 (the “Filing”), and in accordance with Nasdaq Listing Rule 5101, Nasdaq has determined that the Company’s common stock will be delisted from Nasdaq.

This expected determination is primarily based on the Filing and associated public interest concerns raised by it.  In addition, the Company had not yet filed its Annual Report on Form 10-K for the period ended December 31, 2019,  and was not compliant with Listing Rule 5250(c)(1).

Given the continued listing requirements of Nasdaq and the Company’s intent to emerge from the pending Chapter 11 case as a private entity,  it does not plan to appeal the Nasdaq determination.  Accordingly, trading of the Company’s common stock will be suspended at the opening of business on May 28, 2020, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s common stock from listing and registration on Nasdaq.

The Company expects that its common stock may be eligible to be quoted on the OTC Pink Market operated by the OTC Markets Group Inc. There can be no assurance that any public market for the Company’s common stock will exist in the future, as quotes on the OTC Pink Market are dependent upon the actions of third parties.

About Centric Brands Inc.

Centric Brands Inc. (NASDAQ: CTRC) (the “Company”) is a leading lifestyle brand collective that designs, sources, markets and sells high quality products in multiple segments, including kids, men’s and women’s apparel, accessories, beauty, and entertainment. The Company’s portfolio includes licenses for more than 100 iconic brands, including for kids apparel, Calvin Klein®, Tommy Hilfiger®, Nautica®, Spyder® and Under Armour®; for men’s and women’s apparel, Joe’s Jeans®, Buffalo®, Hudson Jeans®; for accessories,  Kate Spade®, Michael Kors®, All Saints®, Frye®, Timberland® and Jessica Simpson®; and for entertainment, Disney®, Marvel®, Nickelodeon® and Warner Brothers®, among others. Owned brands include Hudson®, Robert Graham®, Swims®, Zac Posen® and Avirex®. The Company’s products are sold primarily in North America through leading mass market retailers, specialty, and department stores, and online. Centric Brands has unparalleled expertise in product design, development and sourcing, retail and digital commerce, marketing, and brand building. The Company is headquartered in New York City and has offices in White Plains, Los Angeles, Greensboro, N.C., Toronto, and Montreal.  For more information about Centric Brands please visit https://www.centricbrands.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The matters discussed in this news release involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. All statements in this news release that are not purely historical facts are forward-looking statements, including statements containing the words “may,” “will,” “expect,” “anticipate,” “intend,” “estimate,” “continue,” “believe,” “plan,” “project,” “will be,” “will continue,” “will likely result” or similar expressions. Any forward-looking statement inherently involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to: risks related to the impact of the voluntary filing for protection under Chapter 11 of the U.S. Bankruptcy Code, including the Company's ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Case, the effects of the Chapter 11 Case on the Company and on the interests of various creditors, stockholders and other constituents; Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general; the length of time the Company will operate under the Chapter 11 Case; risks associated with third-party motions in the Chapter 11 Case; the potential adverse effects of the Chapter 11 Case on the Company's liquidity or results of operations and increased legal and other professional costs necessary to execute the Company's reorganization; the conditions to which the Company's debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company's control; uncertainty associated with evaluating and completing any strategic or financial alternative as well as the Company's ability to implement and realize any anticipated benefits associated with any alternative that may be pursued; the consequences of the acceleration of our debt obligations; the impact on the Company’s ability to trade on the Nasdaq Stock Market or the OTC Bulletin Board or “Pink Sheets;” the timing of its delisting and future trading, including its impact on its stock price and future quotes;  the assurance as to whether or not any public market will exist for the Company’s common stock; the ability of the Company to file its delinquent filings in the prescribed time periods and its ability to meet the continued listing requirements of the Nasdaq Stock Exchange or any exchange that it will trade upon or SEC rules and regulations; the ability to continue operating in the ordinary course and meets its financial obligations risks related to the Company’s ability to implement successfully any growth or strategic plans; risks related to COVID-19’s impact on the economy and the Company’s cash flows as a result of government mandated closures of our retail stores, wholesale partners and disruptions in the supply and distribution chain; the highly competitive nature of the Company’s business in the United States and internationally and its dependence on consumer spending patterns, which are influenced by numerous other factors; the Company’s ability to respond to the business environment and fashion trends; continued acceptance of the Company’s brands in the marketplace; risks related to the Company’s reliance on a small number of large customers; risks related to the Company’s ability to manage the Company’s inventory effectively; risks related to the Company’s ability to continue to have access on favorable terms to sufficient sources of liquidity necessary to fund ongoing cash requirements of the Company’s operations; risks related to the Company’s pledge of all its tangible and intangible assets as collateral under its financing agreements; risks related to the Company’s ability to generate positive cash flow from operations; and other risks. The Company discusses certain of these factors more fully in its additional filings with the SEC, including its annual report on Form 10-K for the fiscal year ended December 31, 2018 and subsequent quarterly reports on Form 10-Q filed with the SEC, and this release should be read in conjunction with those reports, together with all of the Company’s other filings, including current reports on Form 8-K, through the date of this release. The Company urges you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this release.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Since the Company operates in a rapidly changing environment, new risk factors can arise and it is not possible for the Company’s management to predict all such risk factors, nor can the Company’s management assess the impact of all such risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. The Company’s future results, performance or achievements could differ materially from those expressed or implied in these forward-looking statements. The Company does not undertake any obligation to publicly revise these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

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